Income Taxes (Reconciliation Between Reported Provision For Income Taxes And Amount Computed By Statutory Federal Income Tax Rate) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jun. 25, 2014	Jun. 26, 2013	Jun. 27, 2012
Income Tax Disclosure [Abstract]
Income tax expense at statutory rate	$ 75,701	$ 80,610	$ 73,083
FICA tax credit	(18,116)	(16,450)	(16,609)
State income taxes, net of Federal benefit	7,636	6,368	4,750
Other	(2,972)	(3,572)	(3,647)
Provision for income taxes	$ 62,249	$ 66,956	$ 57,577